UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2010


                                Arrin Corporation
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       00053748                  37-1558192
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)         Identification Number)

              3604 54th Drive West, Ste, K204, Bradenton, FL 34210
               (Address of Principal Executive Offices, Zip Code)

                                  213-381-7450
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On October 1, 2010, Arrin Corporation ("Company") issued an aggregate of 5,000,000 common shares to Stephen H. Liu ("Liu") upon Liu's exercise of 5,000,000 warrants to purchase Company common stock by payment of the exercise price of $.001 per share.

All of these warrants were originally issued to creditors of Arrin Systems, Inc. by order of the U.S. Bankruptcy Court of Southern California as part of the Chapter 11 Plan of Reorganization of Arrin Systems, Inc. The warrants were distributed under an exemption from registration provided by Section 1145 of Title 11 of the U.S. Code (the "Bankruptcy Code"); and the sale of the 5,000,000 shares of Company common stock to Liu by exercise of the 5,000,000 warrants is also exempt from registration as provided by Section 1145 of the Bankruptcy Code.

Liu is the Company's Chief Executive Officer, Chairman of its Board of Directors and its largest and controlling shareholder.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Arrin Corporation.


Date: October 5, 2010                By: /s/ Stephen H. Liu
                                         ---------------------------------------
                                         Stephen H. Liu, Chief Executive Officer

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